Exhibit 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of ESSXsport, Corp. (the "Company") on Amendment No. 2 to Form 10-QSB for the period ending May 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Bruce Caldwell, Chief Executive Officer and Chief Financial Officer (Principal Accounting Officer) of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ Bruce Caldwell
-------------------
Bruce Caldwell
Chief Executive Officer and
Chief Financial Officer
(Principal Accounting Officer)
September 11, 2003